UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01 Regulation FD Disclosure.

On October 3, 2006, Cenveo, Inc. (the “Company”) issued a press release regarding its proposal to acquire by way of a merger all of the outstanding common stock of Banta Corporation. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The Company is furnishing this 8-K pursuant to Item 7.01, “Regulation FD Disclosure.”

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number    Description

99.1      Press Release of Cenveo, Inc. dated October 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006

CENVEO, INC.

By:	/s/ Timothy M. Davis
Timothy M. Davis
General Counsel

EXHIBIT INDEX

Exhibit
Number    Description

99.1      Press Release of Cenveo, Inc. dated October, 2006